UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

COGENTIX MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Feltl Road Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 426-6140
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 21, 2017, Cogentix Medical, Inc. (the “Company”) entered into an amendment (the “Amendment”) extending to September 18, 2018 the term of the loan agreement (the “Loan Agreement”), dated September 18, 2015, by and among the Company, along with Machida Incorporated, a Delaware corporation and a wholly owned subsidiary of the Company (“Machida”), and Uroplasty, LLC, a Delaware limited liability company of which the Company is the sole member (“Uroplasty”) (the Company, Machida and Uroplasty are collectively referred to herein as the “Borrowers”), and Venture Bank, a Minnesota banking corporation (“Venture Bank”).

The Loan Agreement, along with the related promissory note and security agreement (the Loan Documents”), provide the Borrowers with a committed, secured revolving credit facility (“Facility”) and grants Venture Bank a first priority security interest in substantially all of the assets of the Borrower.

In addition to extending the term of the Loan Agreement, the Amendment modified the formula to determine the Facility’s loan capacity, such that, under the Facility, the Borrowers may now borrow the lesser of:  (a) the sum of (i) eighty percent (80%) of the value of the Borrowers’ eligible accounts receivable; and (ii) forty percent (40%) of the value of the Borrowers’ eligible inventory capped at $2.5 million; or (b) $7 million.

Additionally, the Amendment decreased the rate at which a loan bears interest under the Facility, from a rate per annum equal to the Wall Street Journal Prime Rate plus 2.25%, to a rate per annum equal to the Wall Street Journal Prime Rate plus 1.25%. Additionally, the lowest interest rate which can be charged on a loan was decreased to 5.25% from 5.5%.

The Amendment also decreased the monthly non-usage fee based on the average unused and available portion of the Facility to 15 basis points from 25 basis points.

Further, the Amendment removed the requirement under the Loan Agreement that the Company maintain a minimum Tangible Capital Base (as defined in the Loan Agreement) of $6 million.

The foregoing description of the Facility is qualified in its entirety by reference to the full text of the Loan Documents and the Amendment.  The Loan Documents were filed with the Securities and Exchange Commission on a Current Report on Form 8-K on September 21, 2015.  The Amendment is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Loan Extension Agreement dated March 21, 2017, to the loan agreement, dated September 18, 2015, by and between Cogentix Medical, Inc., Machida Incorporated, Uroplasty, LLC, and Venture Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGENTIX MEDICAL, INC.

	By:	/s/ Brett Reynolds
	Name:	Brett Reynolds
	Title:	Senior Vice President and Chief Financial Officer

Dated: March 24, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan Extension Agreement, dated March 21, 2017, to the loan agreement, dated September 18, 2015, by and between Cogentix Medical, Inc., Machida Incorporated, Uroplasty, LLC, and Venture Bank.